Exhibit 10.56
FIRST AMENDMENT TO LEASE AGREEMENT
     This FIRST AMENDMENT TO LEASE AGREEMENT (the “Amendment”) is entered into effective as of August 28, 2002, by and between CENTEX OFFICE VISTA RIDGE LEWISVILLE I, L.P., a Delaware limited partnership (“Landlord”), and CENTEX HOME EQUITY COMPANY, LLC, a Delaware limited liability company (“Tenant”).
RECITALS:
     A. Landlord and Tenant entered into that certain Lease Agreement dated effective as of October 8, 2001 (the “Lease”), for the lease of certain real property and improvements thereon located at 397 State Highway 121 Bypass, Lewisville, Texas (the “Premises”).
     B. Landlord and Tenant hereby mutually agree to amend the Lease as provided herein.
AGREEMENT:
     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and confessed, the parties hereby agree as follows:
     1. The above recitals are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Lease.
     2. The definition of “Lease Term” set forth in Section 1.1 of the Lease is hereby deleted in its entirety and replaced with the following:
“Lease Term” means the period that begins on the Commencement Date and ends on April 30, 2014.
     3. Section 2.4 of the Lease is hereby deleted in its entirety.
     4. Section 3.1 of the Lease is hereby deleted in its entirety and replaced with the following:
Lease Term, This Lease will continue in force during a period beginning on the Effective Date of this Lease and ending on the expiration of the Lease Term, unless this Lease is terminated early or extended to a later date pursuant to the terms of this Lease. The Lease Term will commence and Rent will accrue beginning on the Commencement Date.
     5. Tenant hereby (i) consents to Landlord’s execution of the Access Easement Agreement attached hereto as Exhibit “A” and the Signage Easement Agreement attached hereto as Exhibit “B” (collectively, the “Easements”), and (ii) subordinates its interests under the Lease to the Easements.
     6. The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of Landlord and Tenant,- their respective heirs, representatives, successors and permitted assigns.
FIRST AMENDMENT TO LEASE AGREEMENT — Page 1

     IN WITNESS. WHEREOF, the parties hereto have caused this Amendment to be executed and effective as of the date first above written.

LANDLORD: CENTEX OFFICE VISTA RIDGE LEWISVILLE I, L.P., a Delaware limited partnership
By:	Centex Office General Partner, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Daniel B. Anderson
	Name:	Daniel B. Anderson
	Title:	Vice President

TENANT: CENTEX HOME EQUITY COMPANY, LLC, a Delaware limited liability company
By:	/s/ Jay Bray
	Name:	Jay Bray
	Title:	EVP, CFO

FIRST AMENDMENT TO LEASE AGREEMENT — Page 2

EXHIBIT “A”
Access Easement Agreement
EXHIBIT “A” — Cover Page

AFTER RECORDING RETURN TO:
Centex Development Company, L.P.
2728 N. Harwood
Dallas, Texas 75201
Attn: Jay M. Thompson
ACCESS EASEMENT AGREEMENT
     THIS ACCESS EASEMENT AGREEMENT (this “Agreement”) is made and entered into as of _______________, 2002, by and between CENTEX OFFICE VISTA RIDGE LEWISVILLE I, LP., a Delaware limited partnership (“Grantor”), and CENTEX LAND HOLDINGS, L.P., a Delaware limited partnership (“Grantee”),
RECITALS
     A. Grantor is the owner in fee of certain real property located in Dallas and Denton Counties, Texas (the “Grantor Property”), being more particularly described as follows:
Lot 3R-2, Block E of Final Plat of Centex Office Campus North, filed in Cabinet U, Page 45, Plat Records, Denton County, Texas, and Volume 2001204, Page 00016, Plat Records, Dallas County, Texas.
     B. Grantee is the owner in fee of certain real property located in Denton County, Texas (the “Grantee Property”), being more particularly described as follows:
Lot 3R-1A, Block E of Final Plat of Centex Office Campus North, filed in Cabinet U, Page 45, Plat Records, Denton County, Texas, and Volume 2001204, Page 00016, Plat Records, Dallas County, Texas.
     C. Grantor and Grantee desire to enter into this Agreement for the purpose of providing a means of ingress and egress to the Grantee Property.
AGREEMENT
     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid by Grantee to Grantor, and for the sealing and delivery of these presents, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:
ARTICLE 1 — EASEMENT
     1.1 Declaration and Grant of Access Easement. Grantor hereby grants and conveys unto Grantee, for the benefit of the Grantee Property, a non-exclusive, perpetual easement (the “Access Easement”) over, across, and upon a portion of the Grantor Property being more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (the “Access Easement Area”). The Access Easement is for the limited purpose of permitting pedestrian and vehicular ingress and egress to and from the Grantee Property over a driveway (the “Common Driveway”) situated upon the Grantor Property. Grantee and its respective employees, agents, tenants, licensees, and invitees will have the right to use the Common Driveway, However, Grantee will not have the right to use any portion of the Access

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Easement Area or the Common Driveway for construction activities or the movement of construction vehicles relating to any construction activities conducted on the Grantee Property.
     1.2 Removal of Parking Spaces. Upon at least 5 business days written notice to Grantor, Grantee will have the right, at Grantee’s sole cost and expense, to enter upon the Grantor Property and remove the curbs and up to 15 parking spaces, if necessary, in the Access Easement Area to connect the Common Driveway to the access drives on the Grantee Property; provided (a) Grantee shall complete such work promptly and shall not unreasonably interfere with the use of the Grantor Property by Grantor or its tenants; (b) Grantee shall construct, replace and provide, at Grantee’s sole cost and expense, 1 — parking space on the Grantor Property for each parking space removed by Grantee so long as the construction of such space(s) is permitted under applicable governmental requirements and is feasible without incurring unusually high construction costs (e.g., the cost to build a retaining wall or structured. parking); (c) Grantee shall restore and repair, at Grantee’s sole cost and expense, the Grantor Property affected by such work to a comparable condition after completion of Grantee’s work herein (including, without limitation, landscaping thereon); (d) Grantee shall indemnify, defend and hold harmless Grantor from and against all costs, expenses, liens and claims (including, without limitation, reasonable attorney’s fees) relating to the work of Grantee referenced in this Section 1.2; and (e) the work performed by Grantee under this Section 1.2 must not cause the Grantor Property to contain less than 300 parking spaces.
     1.3 Maintenance. Grantor agrees to undertake and perform any and all maintenance and repair work within the Access Easement Area that may from time to time be reasonably necessary with regard to the Common Driveway in order to maintain the Common Driveway in good condition and repair. If Grantor fails to perform the maintenance obligations created pursuant to this Section 1.3 for a period of 30 days after notice from Grantee of such failure, then Grantee will have the right (but not the obligation) to perform such maintenance.
     1.4 Maintenance Costs. The cost of the maintenance and repair work described in Section 1.3 hereof (the “Costs”) will be shared by Grantor and Grantee based on the number of parking spaces on the Grantor Property and the Grantee Property (expressed as a fraction of the total number of parking spaces on both properties). For example, if the Grantor Property has 300 parking spaces and the Grantee Property has 200 parking spaces (a total of 500 parking spaces), then Grantor will pay 3/5ths or 60% of the Costs and Grantee will pay 2/5ths or 40% of the Costs. If either Grantor or Grantee performs any maintenance or repairs within the Access Easement Area pursuant to Section 1.3, then following such maintenance or repair the performing party may deliver to the non-performing party itemized invoices of the Costs incurred and the non-performing party must reimburse the performing party for its share of such Costs within 30 days after the receipt of such invoices. In all cases where reimbursement is required by either Grantor or Grantee, interest shall accrue on the portion of the Costs payable by such party at the rate of 12%-per annum beginning -30 days from the date- such party receives-the -itemized invoices. If either Grantor or Grantee performs maintenance or repair work within the Access Easement Area and fails to deliver invoices to the other party within 12 months after the date of such performance, then the non-performing party will not be obligated to reimburse the performing party for any portion of the Costs incurred. As used herein, the term “Costs” includes only the actual and reasonable costs of performing maintenance and repairs within the Access Easement Area and does not include any other costs associated with the ownership of the Access Easement Area (including, without limitation, property taxes, insurance premiums, or other similar expenses).
     1.5 Assumption of Risk; Indemnification; Insurance.
          (a) Grantee assumes the risk of loss arising out of its use of the Access Easement Area and releases and discharges Grantor, its successors and assigns, and their respective directors,

2

officers, shareholders, partners, members, agents, servants, employees and contractors (collectively, with Grantor, the “Grantor Group”) from any and all claims, losses, liabilities, damages and demands by Grantee for damage to either person or property, including bodily injury and death, or loss of business or income, arising out of use by Grantee, its tenants, agents and contractors and their respective employees, invitees and guests (collectively, with Grantee, the “Grantee Parties”) of the Access Easement Area or the physical condition of the Access Easement Area. However, nothing herein shall be construed to release the Grantor Group or any of them from any liability for their own negligence or willful misconduct.
          (b) Grantee shall indemnify, protect, defend and hold harmless the Grantor Group and each of them from and against any and all actions, causes of action, claims, demands, liabilities, losses, damages, costs and expenses, including but not limited to reasonable attorney’s fees, court costs and litigation expenses (collectively, “Claims”), caused by the use of the Access Easement Area by any of the Grantee Parties, including any Claims based upon any accidents occurring on or about the Access Easement Area involving any of the Grantee Parties. However, the Grantor Group shall not be indemnified to the extent that any Claims arise out of the negligence or willful misconduct of the Grantor Group or any of them.
          (c) Grantee shall maintain in effect at all times, or if the Grantee Property is occupied by a tenant, will cause its tenant to maintain in effect, commercial general liability insurance and commercial automobile liability insurance (each written on a primary and non-contributory basis) in commercially reasonable amounts; provided, each liability policy shall contain a minimum combined single limit of at least $2,000,000.00 per occurrence. Grantee agrees to name Grantor’s mortgagee and any tenant of the Grantor Property as an additional insured on any liability insurance policies carried by Grantee pursuant to this Section 1.5(c). Grantee agrees that the insurance policies required to be maintained hereunder by Grantee shall be issued by financially responsible insurance companies which are qualified to do business in the State of Texas and Grantee shall, upon request of Grantor, cause to be furnished to Grantor a certificate providing such information as reasonably requested evidencing the existence and limits of its insurance coverage, which certificate shall be delivered within 15 days following such request. In the event Grantee fails to comply with the provisions of this Section 1.5(c) and such failure continues for a period of 15 days following written notice to Grantee, Grantor may cause such additional insurance policies to be issued as required hereby, in which event all cost and expenses incurred by such Grantor shall be reimbursed by Grantee within 30 days following the written request for such reimbursement.
     1.6 Speed Control Mechanisms. Grantor reserves the right to install, at its sole cost and expense, speed bumps or other reasonable speed control mechanisms within the Access Easement Area.
ARTICLE 2 — EFFECT OF INSTRUMENT
     2.1 Mortgage Subordination. Any mortgage, security deed, or deed of trust affecting any portion of the property affected hereby (collectively, a “Mortgage”) shall at all times be subject and subordinate to the terms of this Agreement and any party foreclosing any such Mortgage, or acquiring title by deed in lieu of foreclosure or trustee’s sale, shall acquire title subject to all of the terms and provisions of this Agreement. However, no breach of the covenants, conditions or restrictions contained in this Agreement shall affect, impair, defeat or render invalid the lien or charge of any Mortgage, and neither any mortgagee, beneficiary nor other person acquiring title to any part of the property affected hereby by foreclosure, deed in lieu of foreclosure or otherwise shall have any liability for obligations under this Agreement arising prior to its acquisition of title. Neither a mortgagee nor beneficiary of a Mortgage nor any person acquiring title to any part of the property affected hereby by foreclosure of such Mortgage or deed in lieu of foreclosure shall be bound by any amendment of this Agreement made without the consent of such mortgagee or beneficiary, as the case may be.

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     2.2 Binding Effect. Any transferee of any property or portion of any property affected hereby shall automatically be deemed, by acceptance of the title to such property, to have assumed all rights and obligations of this Agreement relating thereto to the extent of its interest in its respective property occurring after the date of such acceptance and to have agreed with the then owners of all other properties affected hereby to execute any and all instruments and to do any and all things reasonably required to carry out the intention of this Agreement, and the transferor shall upon the completion of such transfer be relieved of all further liability under this Agreement except liability with respect to matters that may have arisen during its period of ownership of the property so conveyed that remain unsatisfied. Nothing set forth herein shall impose, or be deemed to impose, any obligations (including, without limitation, any construction obligations) as to any party or property burdened hereby, unless such obligations are expressly set forth herein.
     2.3 Non-Dedication. Nothing contained in this Agreement shall be deemed to be a gift or dedication of any property affected hereby, or any portion thereof, to the general public or for any public use or purpose whatsoever, it being the intention of the Agreement and its successors-in-title that nothing in this Agreement, expressed or implied, shall confer upon any person, other than the parties hereto and their successors-in-title, any rights or remedies under or by reason of this Agreement.
     2.4 Running with the Land. The easements, covenants, and obligations created herein are intended to run with title to the Grantor Property and Grantee Property and such rights, easements, covenants, and obligations shall inure to the benefit of and burden the successors in interest to Grantor and Grantee, including, without limitation, all future owners and ground lessees of the Grantor Property and the Grantee Property.
ARTICLE 3 — NOTICES
     3.1 Notices. Each notice (“Notice”) shall be in writing and shall be, at the option of the party giving the Notice, deemed to have been properly given or served if (i) personally delivered, (ii) by overnight delivery service (including FedEx), or (iii) transmitted by postage prepaid, certified mail, return receipt requested, and addressed as hereinafter provided. Any Notice shall be deemed to have been given on (x) the date of receipt if delivered personally or (y) the day it shall have been posted if transmitted by mail. Delivery by a commercial courier or express mail service shall be deemed personal delivery effective when provided to such service for delivery. The time period for any response to a Notice or action in connection therewith shall not commence to run, however, until actual receipt or rejection or inability to deliver such Notice. By giving to the other parties at least 10 days’ Notice thereof, any party shall have the right from time to time during the term of this Agreement to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the United States of America. Notices shall be addressed as set forth herein below.

To Grantor:	Centex Office Vista Ridge Lewisville I, L.P.
2728 North Harwood Street
Dallas, Texas 75201
Attn: Project Manager

To Grantee:	Centex Land Holdings, L.P. 2728 North Harwood Street
Dallas, Texas 75201
Attn: Project Manager

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ARTICLE 4 — MISCELLANEOUS
     4.1 Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be to any extent held invalid, inoperative or unenforceable, the remainder of this Agreement, or the application of such provision to any other persons or circumstances, shall not be affected thereby; it shall not be deemed that any such invalid provision affects the consideration for this• Agreement; and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
     4.2 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas.
     4.3 Headings. The Article headings in this Agreement are-for convenience only, shall in no way define or limit the scope or content of this Agreement, and shall not be considered in any construction or interpretation of this Agreement or any part hereof.
     4.4 No Partnership. Nothing in this Agreement shall be construed to make any of the parties hereto partners or joint venturers or render any of said parties liable for the debts or obligations of any other party.
     4.5 Exhibits. This Agreement shall be deemed to include all exhibits attached hereto, which exhibits are incorporated herein by reference, and shall be binding upon and inure to the benefit of the parties hereto and their successors-in-title.
     4.6 Amendments. The provisions of this Agreement may be abrogated, modified, rescinded or amended in whole or in part only by a written instrument duly executed, delivered, and recorded that is entered into by the parties hereto, or their respective successors, assigns, or successors-in-title.
     4.7 Estoppel. Any party hereto may, at any time and from time to time, in connection with the sale or transfer of its respective property or in connection with the financing or refinancing of its respective property by a bona fide mortgage or sale and leaseback made in good faith and for value, deliver a written notice to the other party or its successors-in-title requesting such party to execute a certificate certifying that such party making such request is not in default in the performance of its obligations under this Agreement, or, if in default, describing therein the nature and amount of any default. The party receiving such request shall execute and return such certificate within 30 days following its receipt thereof. Such certificate may be relied upon by all transferees, mortgagees, and security deed holders.
     4.8 Counterparts. This Agreement .may be executed hi multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.
     4.9 Attorney’s Fees. In the event of any litigation between the parties arising out of this Agreement or the Access Easement Area, the prevailing party shall be entitled to recover its reasonable attorney’s fees, court costs and litigation expenses.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

GRANTOR: CENTEX OFFICE VISTA RIDGE LEWISVILLE I, L.P., a Delaware limited partnership
By:	Centex Office General Partner, LLC, a Delaware limited liability company, its sole general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     On _______________, 2002, before me, the undersigned, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

My commission expires:

Notary Public — State of Texas
Printed Name:

[Continued on following-page]

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GRANTEE: CENTEX LAND HOLDINGS, L.P., a Delaware limited Partnership
By:	Centex Land Holdings GenPar, LLC, a Delaware limited liability company, its sole general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     On _______________, 2002, before me, the undersigned, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

My commission expires:

Notary Public — State of Texas
Printed Name:

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EXHIBIT “A”
ACCESS EASEMENT AREA
EXHIBIT “A” — Cover Page

Exhibit A

LOCATION MAP
NTS
SITE
DENTON TAP ROAD
LEWISVILLE
DALLAS COUNTY
DENTON COUNTY
COPPELL
STATE HWY. 121
24'
ACCESS WAY
24'
ACCESS WAY
FUTURE DRIVE
FUTURE ACCESS
FUTURE DRIVE
SCALE IN FEET
LEGEND:
ACCESS WAY
EXHIBIT
OF
ACCESS-WAY
CENTEX OFFICE CAMPUS NORTH
LEWISVILLE, TEXAS
SCALE: 1"=60' JULY, 2002

EXHIBIT “B”
Signage Easement Agreement
EXHIBIT “B” — Cover Page

AFTER RECORDING RETURN TO:
Centex Development Company, L.P.
2728 N. Harwood
Dallas, Texas 75201
Attn: Jay M. Thompson
SIGNAGE AND ENTRY EASEMENT AGREEMENT
     THIS SIGNAGE AND ENTRY EASEMENT AGREEMENT (this “Agreement”) is made and entered into as of _______________, 2002, by and between CENTEX OFFICE VISTA RIDGE LEWISVILLE I, L.P., a Delaware limited partnership (“Grantor”), and CENTEX LAND HOLDINGS, L.P., a Delaware limited partnership (“Grantee”).
RECITALS
     A. Grantor is the owner in fee of certain real property located in Dallas and Denton Counties, Texas (the “Grantor Property”), being more particularly described as follows:
Lot 3R-2, Block E of Final Plat of Centex Office Campus North, filed in Cabinet U, Page 45, Plat Records, Denton County, Texas, and Volume 2001204, Page 00016, Plat Records, Dallas County, Texas.
     B. Grantee is the owner in fee of certain real property located in Denton County, Texas (the “Grantee Property”), being more particularly. described as follows:
Lot 3R-1A, Block E of Final Plat of Centex Office Campus North, filed in Cabinet U, Page 45, Plat Records, Denton County, Texas, and Volume 2001204, Page 00016, Plat Records, Dallas County, Texas.
     C. Grantor and Grantee desire to enter into this Agreement for the purpose of allowing Grantee to erect and maintain a sign on the Grantor Property for the benefit of the Grantee Property.
AGREEMENT
     NOW, THEREFORE, for and in Consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid by Grantee to Grantor, and for the sealing and delivery of these presents, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto intending to be legally bound, do hereby covenant and agree-as-follows:
ARTICLE 1 — EASEMENT
     1.1 Declaration and Grant of Signage and Entry Easement. Grantor hereby grants and conveys unto Grantee, for the benefit of the Grantee Property, a non-exclusive, perpetual easement (the “Easement”) over, across, and upon a portion of the Grantor Property being more particularly described on Exhibit “A” attached hereto and incorporated herein by reference (the “Easement Area”). The Easement is for the limited purpose of enabling Grantee to (i) construct, inspect, maintain, repair, remove, and reconstruct a sign (the “Sign”) that identifies the buildings on the Grantee Property (or their occupants), and (ii) enter upon the Grantor Property (after at least two (2) business days notice to Grantor) to access the Easement Area for such purposes. Grantor must not permit the construction or placement of any improvements or items upon the Grantor Property that adversely affect the visibility of the Sign from the highway adjacent to the Grantor Property.
     1.2 Approval of Signage. Prior to constructing the Sign, Grantee must deliver to Grantor for its approval plans and specifications detailing the size and color scheme of the Sign and the type of construction materials to be used. The dimensions of the sign must not exceed 10 feet in width, 6 feet in height, or 3 feet in depth. Grantor must not unreasonably withhold or condition its approval, and acting in good faith, Grantor must approve or disapprove such plans and specifications within 10 business days after receipt thereof. The failure of Grantor to disapprove the plans and specifications within such 10 business day period will constitute approval by Grantor. If Grantor, acting in good faith, disapproves such plans and specifications, Grantor specifically must identify its objections and Grantee must revise such plans and specifications to address Grantor’s objections and re-submit the same to Grantor for approval within 10 days thereafter. The foregoing process will be implemented repeatedly until, acting in good faith, Grantor and Grantee have agreed to plans and specifications for the Sign. Following the approval (or deemed approval) by Grantor, Grantee may construct the Sign within the Easement Area, at Grantee’s sole cost and expense, in accordance with all applicable laws. Grantee shall promptly pay all costs related to construction of the Sign, and Grantee shall indemnify, defend and hold harmless Grantor from and against any and all costs, liens, claims or expenses relating to the Sign.
     1.3 Maintenance.
     (a) Grantor agrees to undertake and perform any and all maintenance and repair work within the Easement Area (excluding maintenance and repair of the Sign itself) that may from time to time be reasonably necessary to maintain the Easement Area in good condition and repair (such as, without limitation, mowing the lawn and maintaining any irrigation equipment and landscaping). If Grantor fails to perform such. maintenance or repair work for a period of 30 days after notice from Grantee of such failure, then Grantee will have the right (but not the obligation) to perform such work.
     (b) Grantee agrees to undertake and perform any and all maintenance and repair work pertaining to the Sign that may from time to time be reasonably necessary to maintain the Sign in good condition and repair, in a clean and sightly condition and in accordance with all applicable laws. If Grantee fails to perform such maintenance or repair work for a period of 30 days after notice from Grantor of such failure, then Grantor will have the right (but not the obligation) to perform such work. However, Grantor will not have the right to remove or tear down the Sign.
     (c) Other than (i) maintenance and repairs intended to return the Sign to substantially its original condition, and (ii) changes to the graphics of the individual sign panels within the Sign, the Grantee shall not change any aspect of the appearance of the Sign without the prior written consent of the Grantor, which consent shall not be unreasonably withheld.
     1.4 Maintenance Costs. The cost of the maintenance and repair work described in Section 1.3(a) will be borne solely by Grantor and the cost of the maintenance and repair work described in Section 1.3(b) will be borne solely by Grantee. If either Grantor or Grantee performs any maintenance or repairs within the Easement Area following notice of non-performance to the other party pursuant to Section 1.3, then following such maintenance or repair the performing party may deliver to the non-performing party itemized invoices of the Costs (as hereinafter defined) incurred and the nonperforming party must reimburse the performing party for its share of such Costs within 30 days after the receipt of such invoices. In all cases where reimbursement is required by either Grantor or Grantee, interest shall accrue on the portion of the Costs payable by such party at the rate of 12% per annum beginning 30 days from the date such party receives the itemized invoices. If either Grantor or Grantee performs maintenance or repair work within the Easement Area and fails to deliver invoices to the other party within 12 months after the date of such performance, then the non-performing party will not be obligated to reimburse the performing party for any portion of the Costs incurred. As used herein, the term “Costs” includes only the actual and reasonable costs of performing maintenance and repairs within the Easement Area and does not include any other costs associated with the ownership of the Easement Area (including, without limitation, property taxes, insurance premiums, or other similar expenses).
     1.5 Assumption of Risk; Indemnification; Insurance.
     (a) Grantee assumes the risk of loss arising out of its use of the Easement Area and releases and discharges Grantor, its successors and assigns, and their respective directors, officers, shareholders, partners, members, agents, servants, employees and contractors (collectively, with Grantor, the “Grantor Group”) from any and all claims, losses, liabilities, damages and demands by Grantee for damage to either person or property, including bodily injury and death, or loss of business or income, arising out of use by Grantee, its tenants, agents and contractors and their respective employees, invitees and guests (collectively, with Grantee, the “Grantee Parties”) of the Easement Area or the physical condition of the Easement Area. However, nothing herein shall be construed to release the Grantor Group or any of them from any liability for their own negligence or willful misconduct.
     (b) Grantee shall indemnify, protect, defend and hold harmless the Grantor Group and each of them from and against any and all actions, causes of action, claims, demands, liabilities, liens, losses, damages, costs and expenses, including but not limited to reasonable attorney’s fees, court costs and litigation expenses (collectively, “Claims”), caused by the use of the Easement Area by any of the Grantee Parties, including any Claims based upon any accidents occurring on or about the Easement Area involving any of the Grantee Parties. However, the Grantor Group shall not be indemnified to the extent that any Claims arise out of the negligence or willful misconduct of the Grantor Group or any of them.
     (c) Grantee shall maintain in effect at all times, or if the Grantee Property is occupied by a tenant, will cause its tenant to maintain in effect, commercial general liability insurance and commercial automobile liability insurance (each written on a primary and non-contributory basis) in commercially reasonable amounts; provided, each liability policy shall contain a minimum combined single limit of at least $2,000,000.00 per occurrence. Grantee agrees to name Grantor, Grantor’s mortgagee and any tenant of the Grantor Property as an additional insured on any liability insurance policies carried by Grantee pursuant to this Section 1.5(c). Grantee agrees that the insurance policies required to be maintained hereunder by Grantee shall be issued by financially responsible insurance companies which are qualified to do business in the State of Texas and Grantee shall, upon request of Grantor, cause to be furnished to Grantor a certificate providing such information as reasonably requested evidencing the existence and limits of its insurance coverage, which certificate shall be delivered within 15 days following such request. In the event Grantee fails to comply with the provisions of this Section 1.5(c) and such failure continues for a period of 15 days following written notice to Grantee, Grantor may cause such additional insurance policies to be issued as required hereby, in which event all cost and expenses incurred by such Grantor shall be reimbursed by Grantee within 30 days following the Written request for such reimbursement.
ARTICLE 2 — EFFECT OF INSTRUMENT
     2.1 Mortgage Subordination. Any mortgage, security deed, or deed of trust affecting any portion of the property affected hereby (collectively, a “Mortgage”) shall at all times be subject and subordinate to the terms of this Agreement and any party foreclosing any such Mortgage, or acquiring title by deed in lieu of foreclosure or trustee’s sale, shall acquire title subject to all of the terms and provisions Of this Agreement. However, no breach of the covenants, conditions or restrictions contained in this Agreement shall affect, impair, defeat or render invalid the lien or charge of any Mortgage, and neither any mortgagee, beneficiary nor other person acquiring title to any part of the property affected hereby by foreclosure, deed in lieu of foreclosure or otherwise shall have any liability for obligations under this Agreement arising prior to its acquisition of title. Neither a mortgagee nor beneficiary of a Mortgage nor any person acquiring title to any part of the property affected hereby by foreclosure of such Mortgage or deed in lieu of foreclosure shall be bound by any amendment of this Agreement made without the consent of such mortgagee or beneficiary, as the case may be.
     2.2 Binding Effect. Any transferee of any property or portion of any property affected hereby shall automatically be deemed, by acceptance of the title to such property, to have assumed all rights and obligations of this Agreement relating thereto to the extent of its interest in its respective property occurring after the date of such acceptance and to have agreed with the then owners of all other properties affected hereby to execute any and all instruments and to do any and all things reasonably required to carry out the intention of this Agreement, and the transferor shall upon the completion of such transfer be relieved of all further liability under this Agreement except liability with respect to matters that may have arisen during its period of ownership of the property so conveyed that remain unsatisfied. Nothing set forth herein shall impose, or be deemed to impose, any obligations (including, without limitation, any construction obligations) as to any party or property burdened hereby, unless such obligations are expressly set forth herein.
     2.3 Non-Dedication. Nothing contained in this Agreement shall be deemed to be a gift or dedication of any property affected hereby, or any portion thereof, to the general public or for any public use or purpose whatsoever, it being the intention of the Agreement and its successors-in-title that nothing in this Agreement, expressed or implied, shall confer upon any person, other than the parties hereto and their successors-in-title, any rights or remedies under or by reason of this Agreement.
     2.4 Running with the Land. The easements, covenants, and obligations created herein are intended to run with title to the Grantor Property and Grantee Property and such rights, easements, covenants, and obligations shall inure to the benefit of and burden the successors in interest to Grantor and Grantee, including, without limitation, all future owners and ground lessees of the Grantor Property and the Grantee Property.
ARTICLE 3 — NOTICES
     3.1 Notices. Each notice (“Notice”) shall be in writing and shall be, at the option of the party giving the Notice, deemed to have been properly given or served if (i) personally delivered, (ii) by overnight delivery service (including FedEx), or (iii) transmitted by postage prepaid, certified mail, return receipt requested, and addressed as hereinafter provided. Any Notice shall be deemed to have been given on (x) the date of receipt if delivered personally or (y) the day it shall have been posted if transmitted by mail. Delivery by a commercial courier or express mail service shall be deemed personal delivery effective when provided to such service for delivery. The time period for any response to a Notice or action in connection therewith shall not commence to run, however, until actual receipt or rejection or inability to deliver such Notice. By giving to the other parties at least 10 days’ Notice thereof, any party shall have the right from time to time during the term of this Agreement to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the United States of America. Notices shall be addressed as set forth herein below.

To Grantor:	Centex Office Vista Ridge Lewisville I, L.P.
2728 North Harwood Street
Dallas, Texas 75201
Attn: Project Manager

To Grantee:	Centex Land Holdings, L.P.
2728 North Harwood Street
Dallas, Texas 75201
Attn: Project Manager
ARTICLE 4 — MISCELLANEOUS
     4.1 Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be to any extent held invalid, inoperative or unenforceable, the remainder of this Agreement, or the application of such provision to any other persons or circumstances, shall not be affected thereby; it shall not be deemed that any such invalid provision affects the consideration for this Agreement; and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
     4.2 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas.
     4.3 Headings. The Article headings in this Agreement are for convenience only, shall in no way define or limit the scope or content of this Agreement, and shall not be considered in any construction or interpretation of this Agreement or any part hereof.
     4.4 No Partnership. Nothing in this Agreement shall be construed to make any of the parties hereto partners or joint venturers or render any of said parties liable for the debts or obligations of any other party.
     4.5 Exhibits. This Agreement shall be deemed to include all exhibits attached hereto, which exhibits are incorporated herein by reference, and shall be binding upon and inure to the benefit of the parties hereto and their successors-in-title.
     4.6 Amendments. The provisions of this Agreement may be abrogated, modified, rescinded or amended in whole or in part only by a written instrument duly executed, delivered, and recorded that is entered into by the parties hereto, or their respective successors, assigns, or successors-in-title.
     4.7 Estoppel. Any party hereto may, at any time and from time to time, in connection with the sale or transfer of its respective property or in connection with the financing or refinancing of its respective property by a bona fide mortgage or sale and leaseback made in good faith and for value, deliver a written notice to the other party or its successors-in-title requesting such party to execute a certificate certifying that such party making such request is not in default in the performance of its obligations under this Agreement, or, if in default, describing therein the nature and amount of any default. The party receiving such request shall execute and return such certificate within 30 days following its receipt thereof. Such certificate may be relied upon by all transferees, mortgagees, and security deed holders.
     4.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.
     4.9 Attorney’s Fees. In the event of any litigation between the parties arising out of this Agreement or the Easement Area, the prevailing party shall be entitled to recover its reasonable attorney’s fees, court costs and litigation expenses.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

GRANTOR: CENTEX OFFICE VISTA RIDGE LEWISVILLE I, L.P., a Delaware limited partnership
By:	Centex Office General Partner, LLC, a Delaware limited liability company, its sole general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     On _______________, 2002, before me, the undersigned, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public — State of Texas
[Continued on following-page]

GRANTEE: CENTEX LAND HOLDINGS, L.P., a Delaware limited partnership
By:	Centex Land Holdings GenPar, LLC, a Delaware limited liability company, its sole general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     On _______________, 2002, before me, the undersigned, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public — State of Texas

EXHIBIT “A”
ACCESS EASEMENT AREA
EXHIBIT “A” — Cover Page

Exhibit A

N
BUILDING
0 15 30 45 60 90
SCALE IN FEET
SCALE: 1"=30'
CONC.
L/S
ICV
24"RCP
L/S
Grass
ROCK RETAINING WALL
SLOTTED DRAIN
LP
24"RCP
Grass
173.76'
S11°40'43"E
CONCRETE PAVEMENT
10' WATERLINE EASEMENT DCC NO. 96-R0087218
SLOTTED DRAIN
METAL VAULT IN CONC.
8"W
ICV
10'X10' SIGN RESERVATION AREA
2-ICV
35' BLDG. LINE
SDMH
8"SS
GROUND LIGHT
WV
BUSINESS SIGN
35'
ROCK RETAINING WALL
LP
Ex 8"W
Ex 8"W
UGE TEL
RAMP
UGE TEL
TUE VAULT
SSMH
Ex 27"WW
15'
15' UTILITY EASEMENT (CAB. F, SL.27)
SIDEWALK EASEMENT (VOL. 5055, PG. 1588)
12' R.O.W. DEDICATION 1,351 SF OR 0.0310 AC. (VOL. 2001204, PG. 00016)
STATE HWY. 121
10' LANDSCAPE STRIP (CAB. P, PAGE 194)
CONCRETE PAVEMENT

EXHIBIT

SHOWING SIGN RESERVATION AREA
LOT 3R-2
CENTEX OFFICE CAMPUS NORTH
LEWISVILLE, TEXAS

SCALE: 1"=30' AUGUST 2002

19702A EXHIBIT-SIGN.DGN

1